UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 16, 2005




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                     ------------- -------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                         56-0769274
---------------------------            -----------------------------------------
(State of Incorporation)               ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
                     (Address of Principal Executive Office)

         Registrant's telephone number, including area code 828-456-3545


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2  Financial Information

ITEM 2.02     Results of Operations and Financial Condition

On November 16, 2005, Wellco Enterprises, Inc. issued a press release announcing the financial results for the first quarter ended October 1, 2005, cash dividend and action taken at annual meetings. A copy of Wellco Enterprises, Inc. press release is attached as Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.



Exhibit Index

99(a) Press release, dated: November 16, 2005, issued by Wellco Enterprises,
Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WELLCO ENTERPRISES, INC.



 /s/ David Lutz____________________
 David Lutz
 President - Chief Executive Officer


Dated: November 16, 2005

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                                                                   Exhibit 99(a)


              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
      FOR THE QUARTER ENDED OCTOBER 1, 2005, CASH DIVIDEND AND ACTION TAKEN
                               AT ANNUAL MEETINGS

Waynesville, North Carolina, November 16, 2005--Wellco Enterprises, Inc. (AMEX-WLC) today reported a net loss for the first quarter of fiscal year 2006 (current quarter), which ended October 1, 2005 of $646,000 equivalent to basic and diluted loss per share of $0.51 from revenues of $8,318,000. This compares to net income of $397,000 equivalent to basic earnings per share of $0.32 ($0.31 diluted), from revenues of $11,401,000 in the prior year three-month period ended October 2, 2004 (prior quarter).

Compared to the prior quarter, total revenues in the current quarter decreased by $3,083,000. In the current quarter, pairs of boots shipped under U. S. Department of Defense (DOD) contracts decreased by 38% and production of boots decreased by 63%. In early August 2005, the only U.S. supplier of a DOD required component had a quality problem that impaired our production volume. Although this problem has been substantially resolved, the Company is continuing to perform additional, time consuming, quality procedures. While the rate of production in the second quarter is improving, the necessary additional quality procedures, and repairs resulting from those procedures, continue to restrict production.

The prior quarter included in revenues $780,000 of reimbursement for certain labor costs from the government of Puerto Rico. The current quarter does not include any reimbursement. The majority of the Company's boot manufacturing operations occurs at the factory of a wholly-owned subsidiary located in Puerto Rico. The Company is participating in a Puerto Rican government program to assist manufacturers in the training of new or expanded work force under which the Company is reimbursed for part of the compensation paid to certain employees. The Company's policy is to recognize the reimbursement in the period that it is received. Subsequent to October 1, 2005, the company received $234,000 from this program. Excluding this payment, the total reimbursement filed for but not received is $762,000.

The Company announced the following, related to its November 15, 2005 Annual Stockholders meeting:

    Incumbent directors Claude S. Abernathy, Jr., William M. Cousins, Jr., Katherine J. Emerson, Rolf Kaufman, John D. Lovelace, Sara E. Lovelace, David Lutz and Fred K. Webb, Jr. were elected for a one-year term expiring in 2006. Director Nominee George Henson was also elected for a one-year term expiring in 2006.

At the subsequent 2005 Annual Meeting of the Board of Directors, the following action was taken:

    1. All present officers of the Company were reelected.

    2. The Board declared a quarterly cash dividend of $.15 (fifteen cents) per share to all shareholders of record on December 9, 2005, payable on January 6, 2006.

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           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 2, 2005. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward-looking statements.

Contact:
Wellco Enterprises, Inc., Waynesville, North Carolina
David Lutz, President and Chief Executive Officer Phone: 828-456-3545,
                                                         extension 102


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                            WELLCO ENTERPRISES, INC.
                         CONSOLIDATED OPERATING RESULTS
                                   (UNAUDITED)
        (000's omitted except for per share amounts and number of shares)
--------------------------------------------------------------------------------
                                                 Fiscal Three Months Ended
--------------------------------------------------------------------------------
                                          October 1, 2005       October 2, 2004
--------------------------------------------------------------------------------
Revenues                                           $8,318               $11,401
--------------------------------------------------------------------------------
Operating Income (Loss)                              (631)                  546
--------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                    (674)                  498
--------------------------------------------------------------------------------
Provision (Benefit) for Income Taxes                  (28)                  101
--------------------------------------------------------------------------------
Net Income (Loss)                                   $(646)                 $397
--------------------------------------------------------------------------------
Earnings (Loss) Per Share:
--------------------------------------------------------------------------------
   Basic                                           $(0.51)                $0.32
--------------------------------------------------------------------------------
   Diluted                                         $(0.51)                $0.31
--------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding:
--------------------------------------------------------------------------------
For Basic Earnings  (Loss) Per Share            1,270,746             1,247,650
--------------------------------------------------------------------------------
For Diluted Earnings (Loss) Per Share           1,270,746             1,299,415
--------------------------------------------------------------------------------

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